UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/14__

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2014

Templeton Growth Fund, Inc.

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Growth Fund, Inc.	3
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm	38
Tax Information	39
Board Members and Officers	40
Shareholder Information	45

Annual Report

Templeton Growth Fund, Inc.

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2014.

Your Fund’s Goal and Main Investments

Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

Performance Overview

Templeton Growth Fund – Class A delivered a +19.22% cumulative total return for the 12 months under review. In comparison, the MSCI World Index, which measures stock performance in global developed markets, posted a +21.74% total return.1,2 The Fund’s long-term results are shown in the Performance Summary beginning on page 9. For the 10-year period ended August 31, 2014, Templeton Growth Fund –Class A generated a +90.17% cumulative total return, compared with the MSCI World Index’s +120.08% cumulative total return for the same period.1,2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets continued to grow. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth trends were generally encouraging during the period, despite a contraction in gross domestic product (GDP) in the first quarter of 2014. In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. Fed comments made in July and August 2014 indicated the central bank was committed to supporting the U.S. recovery, although policymakers were divided on when to raise key interest rates. Fed Chair Janet Yellen took the middle ground about the exact timing, saying rates could rise sooner than expected and at a brisker pace in the case of “faster convergence” toward the Fed’s labor and inflation goals, or rates could remain low if progress toward the Fed’s goals was slower than expected.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, GDP registered expansion at pre-crisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/14, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +6.64%, compared with the MSCI World Index’s 10-year average annual total return of +8.21%.
2. Source: MSCI.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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TEMPLETON GROWTH FUND, INC.

remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. After recording strong growth in the first quarter of 2014, Japan’s economy weakened in the second quarter as consumption and investments plunged after a sales tax increase in April. The Bank of Japan (BOJ) kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately despite challenges resulting from the sales tax increase. In August, the BOJ hinted at rolling out additional stimulus if the economic situation worsened.

In several emerging markets, including China, growth remained solid though moderating as domestic demand and exports were relatively soft. Emerging market equities generally rose for the 12-month period despite volatility resulting from concerns about moderating economic growth, geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund underperformed the benchmark MSCI World Index during a period when global stocks overcame considerable headwinds to finish at record-high levels. As the 12-month period began, investor attention turned to the imminent tapering of U.S. quantitative easing programs, which led to a stock price correction in emerging markets that had benefited most from cheap U.S. dollar liquidity. A number of escalating geopolitical conflicts also threatened to derail the market rally, including Russia’s annexation of Crimea, renewed hostilities in Gaza and the emergence of a terrorist organization in Syria and Iraq. Other major global events included a sovereign default in Argentina, a military coup in Thailand, intensifying border disputes in the East China Sea and a severe Ebola outbreak in West Africa. Alongside such alarming headlines were more fundamental questions about the resiliency of the global economic recovery. Would Europe strike the right balance of stimulus and austerity to generate sustainable growth momentum? Could China rebalance its economy without popping asset bubbles? Would Abenomics deliver genuine structural reforms in Japan? Could U.S. companies sustain record-high profit margins in a moderate economic growth environment?

In 1958, Sir John Templeton observed, “The influences on stock prices are so numerous and so complex that no person has ever been able to predict the trend of stock prices with consistent success.” This was long before globalization, technology and the 24-hour news cycle overwhelmed investors with a volley of conflicting data points, opinions and analyses. It was also before the scars of the global financial crisis and the consequent pervasiveness of policymakers in the marketplace created a hyperawareness of short-term financial conditions among the general public. To make sense of today’s information overload, we need a framework for thinking about complex variables. At Templeton, this framework is long-term value. Amid the deluge of data points and short-term analyses, we believe long-term opportunities will continue to arise for investors with a disciplined value process and fundamental focus.

A long-term perspective can lead to different conclusions from those reached by the short-term consensus. For example, a longer term outlook could suggest that the recovery from the worst economic crisis of our lifetime was unfolding rather predictably. The U.S., which implemented the greatest amount of monetary stimulus and stabilized first, seemed to be the furthest along the road to recovery, while regions like Europe and

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Japan, where increased stimulus and reform came later, were still nursing their economies back to health. Emerging markets, which enjoyed a decade of outperformance buoyed by strong commodity prices, low unit labor costs and a massive influx of developed market liquidity, have lost a number of these supports and now must deal with the consequences. Admittedly, this is a simplistic analysis, and the outlook remains fraught with risk, but it still seems to us a more sensible context to current events than the knee-jerk confusion of the ticker tape. The other part of our framework is value, and the bottom-up valuation analysis that forms the basis of our process is broadly consistent with our assessment of long-term global economic trends. The U.S. market appeared to offer selective value at the stock level but, after staging the strongest rally, recently looked expensive on a headline basis. European stocks had begun to rebound, but ongoing concerns continued to pressure valuation multiples, and we believe significant scope for recovery remained in corporate earnings and economic growth. Emerging markets did not move in lockstep, but overall these markets pulled back from their 2007 all-time price highs, and we believe selective opportunities are arising.

Top 10 Countries
Based on Equity Securities
8/31/14
% of Total
Net Assets
U.S.	32.6%
U.K.	11.2%
France	10.1%
Germany	5.4%
Netherlands	4.9%
South Korea	4.7%
Switzerland	4.5%
Italy	2.7%
Singapore	2.7%
Japan	2.6%

As global industry experts, we would normally begin any portfolio review with a discussion of sector performance. However, the strength of regional trends during the 12-month review period coupled with our contrarian regional weightings resulted in a high influence of geographic allocation on Fund returns. Notably, our long-standing overweighting in Europe relative to the benchmark index had a major impact, initially buoying returns during the first half of the period before significantly pressuring performance as new headwinds buffeted the region.

Although the tail risk of Russian aggression appeared to be materializing as sanctions from the European Union and the U.S. and retaliatory measures from Moscow took their toll on both sides, we nonetheless found continued reasons for optimism in Europe.

Consistent with our investment strategy, our long-term view is rooted in the findings of our bottom-up, fundamental security analysis. As of period-end, European stocks traded near their lowest levels on record relative to their U.S. peers based on cyclically adjusted price-to-earnings ratios (a normalized valuation metric that has historically been predictive of long-term returns). European companies also delivered much lower earnings than their U.S. peers, despite having higher operating leverage and more diversified global revenues, both of which could help amplify an eventual recovery in corporate profits on the continent. From a fiscal/economic standpoint, Europe’s sovereign debt crisis has stabilized, with the at-risk peripheral countries running current account surpluses and realizing mostly positive GDP growth while borrowing at lower rates than the U.S., in some instances. Furthermore, the European Central Bank has relied more on words than actions to boost regional confidence, and therefore can draw on a number of policy measures to promote growth and stability in the euro-zone financial system, if necessary. Still, concerns about deflation, Russian aggression and the recent torpor of regional growth engine Germany persisted and presented significant risks that must be taken into account. These concerns were also what kept valuations so attractive to us, and we believe that investors with a long-term view and open-minded value discipline can still find abundant bargains in the eurozone.

In terms of sectors, we were encouraged by the marked outperformance of our overweighted financials holdings, which included a substantial allocation to deep-value European lenders and insurers.3 For example, three European banks and one insurer finished among the Fund’s top 10 contributors during the review period. French lender Credit Agricole was among the sector’s best-performing stocks and was exemplary of the progress we witnessed in the European banking sector. The firm has done perhaps more than any of its peers to adjust to the post-financial crisis landscape, disposing of non-core operations to bolster capital and enhance focus on its core domestic banking business. Generally, European lenders have simplified their business structures to stabilize returns and increased capital to meet more stringent regulatory requirements. Loan growth has remained subdued in an environment of weak net interest margins, sluggish economic growth, and

3. The financials sector comprises banks, capital markets and insurance in the SOI.

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TEMPLETON GROWTH FUND, INC.

high provisioning for loan losses and regulatory judgments in the aftermath of the financial crisis. Yet, loan officer surveys indicated that lending activity was trending upward, and these adverse conditions could quickly become tailwinds once the credit cycle turns. For now, they mean that investors can buy shares of restructured, recapitalized European lenders at material discounts to tangible book value. Signs also pointed to a renewed focus on shareholder returns, which could improve yield opportunities while we wait for valuations and returns on equity to normalize across the European banking sector.

Another overweighted sector that outperformed during the period was telecommunication services.4 After years of disappointing returns attributable to regulatory headwinds, poor pricing discipline and fierce industry competition, signs of optimism emerged in the sector. A wave of merger and acquisition (M&A) activity during the period gave rise to hopes that profitability (and returns to shareholders) may improve in a more consolidated industry. We were somewhat circumspect about the ultimate impact of this theme and felt that ongoing structural challenges and regulatory unknowns still affected the degree of certainty with which we could forecast sector fundamentals. Although we continued to find some opportunities among select firms with emerging market operations and/or restructuring opportunities, we viewed value in the sector as somewhat limited, and our absolute allocation was modest. We also maintained limited exposure to materials, though here too our holdings outperformed the benchmark’s during the period.5 The Fund’s long-standing underweighting in metals and mining stocks was vindicated in the aftermath of the global financial crisis as the commodities supercycle (the decade-long rise in commodity prices fueled by unsustainable Chinese infrastructure investment) subsided. Poor capital discipline during the boom years left a legacy of overcapacity at a time when demand for industrial commodities flagged, negatively impacting returns across the industry. However, having largely stayed away from these stocks during the boom times (and focused our limited sector investments in building materials and chemicals firms that we believed managed capital and capacity more judiciously), we found isolated opportunities in beaten-down mining stocks, particularly in emerging markets.

Turning to sector laggards, the Fund’s underweighted information technology holdings overall delivered solid absolute returns but underperformed the index and finished as one of the period’s biggest relative detractors.6 At the stock level, South

Top 10 Sectors/Industries
Based on Equity Securities
8/31/14
% of Total
Net Assets
Banks	13.3%
Pharmaceuticals	11.9%
Oil, Gas & Consumable Fuels	11.6%
Insurance	6.7%
Diversified Telecommunication Services	4.4%
Media	4.2%
Wireless Telecommunication Services	3.1%
Capital Markets	2.8%
Software	2.7%
Energy Equipment & Services	2.6%

Korean semiconductor and consumer electronics manufacturer Samsung Electronics, which is not part of the index, was a major laggard, as it succumbed to concerns about slowing revenue growth and increasing competition in the high-margin smartphone space. Proving our long-term view, Samsung has gained nearly 600% since we added it to the bargain list in 2001. During this time, Samsung consolidated market share in its semiconductor division while expanding its lucrative consumer electronics division to become the world’s largest manufacturer of smartphones and flat-screen televisions. Company management’s stellar track record notwithstanding, concerns about margin sustainability in the company’s most profitable business segments continued to pressure Samsung’s share price. We believe that additional value could be unlocked should the firm continue its legacy of astute capital allocation, and we are closely monitoring the incoming chairman’s strategic plan for Samsung’s prodigious cash hoard. The outperformance of other key technology positions also warrants mention. Shares of Microsoft, the world’s largest software firm and a long-time Fund holding, reached their highest price levels since 2000 as the U.S. company continued its successful growth as a subscription-based provider of cloud services to enterprise customers. A position in the deeply underappreciated U.S. hardware and personal computer (PC) manufacturer Hewlett-Packard also climbed to multi-year price highs as an improving PC cycle, successful new product launches and ongoing cost efficiencies validated the firm’s restructuring efforts.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
6. The information technology sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

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Certain overweighted positions in energy and health care also detracted.7 Although our overall allocations to the sectors were favorable, stock-specific issues ultimately led to relative under-performance. One of the biggest laggards was Fugro, a Dutch oilfield surveyor, which declined in value after issuing a profit warning and writing down the value of impaired assets. At recent levels, shares looked oversold to us; we considered the effects of pessimism and the bad news on the stock price mostly short term. As new management improves communication and near-term headwinds abate, we expect sentiment to improve, creating a more favorable exit point. Elsewhere in the oilfield services sector, we continued to find opportunities we felt were attractive among firms with the technology and expertise to help multinational integrated oil companies (oil majors) and state-owned oil companies extract hydrocarbons from increasingly challenging locations. We also found opportunities among the oil majors themselves, which after years of aggressive spending have refocused on shareholder returns as legacy capital expenditures began to translate into production growth. Shares of these companies are among the market’s most attractively valued stocks, in our view, trading near multi-decade lows based on price-to-book values.

Energy investors today would be wise to study the performance of health care stocks over the past decade, which offers a potential roadmap for value recognition. Like the oil majors more recently, the big pharmaceutical companies in the 2000s came under pressure amid concerns about the elevated levels of research and development (R&D) spending required to maintain the pace of new drug development. Anticipated regulatory adversity (such as health care reform) and an industry-wide wave of patent expirations further compounded the challenges facing big pharmaceutical companies, resulting in very cheap valuations. At Templeton, we saw a number of bloated businesses with significant potential to cut costs and reorganize to enhance profitability and productivity. Our long-term outlook allowed us to see beyond the pending patent expirations and think about how earnings might recover over that secular horizon. In the period under review, the process of value recognition continued to unfold, led by a mix of specialty pharmaceutical firms such as Forest Laboratories (U.S.),8 whose share price more than doubled after the firm agreed to be acquired by a larger rival, and traditional pharmaceutical companies such as Merck & Co., whose share price rose to a 13-year high as successful restructuring efforts helped bolster profitability. As value recognition continued to develop among

Top 10 Equity Holdings
8/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.6%
Software, U.S.
Samsung Electronics Co. Ltd.	2.5%
Semiconductors & Semiconductor Equipment, South Korea
Citigroup Inc.	2.0%
Banks, U.S.
Comcast Corp., Special A	1.9%
Media, U.S.
Roche Holding AG	1.9%
Pharmaceuticals, Switzerland
Amgen Inc.	1.8%
Biotechnology, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel
Hewlett-Packard Co.	1.8%
Technology Hardware, Storage & Peripherals, U.S.
Total SA, B	1.7%
Oil, Gas & Consumable Fuels, France
Pfizer Inc.	1.7%
Pharmaceuticals, U.S.

our longer term pharmaceutical holdings, we also found newer opportunities in the biotechnology and medical technology industries. Despite the strong momentum and heavy M&A activity during the review period, we found select companies that were highly profitable and capable of self-funding R&D from the cash flows of currently approved products. In many cases, the market’s short-term focus resulted in the conservative valuation of these base businesses while assigning zero —or in some cases, negative — value to potentially lucrative new product pipelines.

We hope that the preceding discussion helped shed light on our portfolio operations during the review period. We also hope it helped highlight some of the opportunities for long-term value investors in an increasingly short-term, trend-driven market. As Sir John Templeton wrote in 1946, “Experience teaches us that one of the most common errors in selecting stocks for purchase, or for sale, is the tendency to emphasize only the most obvious factor, namely, the temporary outlook for sales and profits of the company.” As the crowd abandons a long-term view and seeks short-term gains, we think greater opportunities should arise for patient investors. Among those investors who have made a long-term commitment to equities, many have put their

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.
8. No longer held by period-end.

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TEMPLETON GROWTH FUND, INC.

capital in index funds — passive investments that do not reflect a view of corporate fundamentals. Instead, many of these funds are periodically rebalanced toward expensive issues and away from cheaper ones as the prices and market capitalizations of underlying stocks fluctuate. In November 1954, Sir John Templeton founded Templeton Growth Fund. A hypothetical $10,000 investment (after fees and without sales charges) in the Fund’s Class A shares at that time would be worth roughly $12,000,000 on August 31, 2014. A similar hypothetical investment in the “passive” MSCI World Index, the Fund’s benchmark, would be worth roughly $3,500,000.1,9 That investors today are being conditioned to invest passively does not alter the fact that our long-term, active approach to fundamental investing has yielded superior total returns over time. If our goal as investors is to maximize total returns over time, we firmly believe it still pays to think differently from the crowd.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. The inception date of the MSCI World Index is 1/1/70. Prior to that date, for comparative purposes, the index is assumed to have mirrored the Fund’s performance.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of August 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/14	8/31/13		Change
A (TEPLX)	$26.05	$22.13	+$	3.92
C (TEGTX)	$25.32	$21.53	+$	3.79
R (TEGRX)	$25.78	$21.91	+$	3.87
R6 (FTGFX)	$26.08	$22.16	+$	3.92
Advisor (TGADX)	$26.13	$22.15	+$	3.98

Distributions (9/1/13–8/31/14)
Dividend
Share Class	Income
A	$0.3050
C	$0.1384
R	$0.2456
R6	$0.3872
Advisor	$0.3206

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

Performance as of 8/31/14

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(9/30/14)[4]	Operating Expenses[5]
A								1.07%
1-Year	+	19.22%	+	12.36%	$11,236	+	2.79%
5-Year	+	82.38%	+	11.44%	$17,188	+	9.47%
10-Year	+	90.17%	+	6.01%	$17,926	+	5.39%
C								1.82%
1-Year	+	18.30%	+	17.30%	$11,730	+	7.30%
5-Year	+	75.65%	+	11.93%	$17,565	+	9.95%
10-Year	+	76.46%	+	5.84%	$17,646	+	5.23%
R								1.32%
1-Year	+	18.88%	+	18.88%	$11,888	+	8.82%
5-Year	+	80.06%	+	12.48%	$18,006	+	10.50%
10-Year	+	85.53%	+	6.38%	$18,553	+	5.76%
R6								0.71%
1-Year	+	19.60%	+	19.60%	$11,960	+	9.48%
Since Inception (5/1/13)	+	24.20%	+	17.63%	$12,420	+	13.77%
Advisor								0.82%
1-Year	+	19.55%	+	19.55%	$11,955	+	9.36%
5-Year	+	84.75%	+	13.06%	$18,475	+	11.05%
10-Year	+	95.02%	+	6.91%	$19,502	+	6.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular coun-
tries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
7. Source: MSCI.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

franklintempleton.com Annual Report | 13

TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

franklintempleton.com

			TEMPLETON GROWTH FUND, INC.
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/14	Value 8/31/14	Period* 3/1/14–8/31/14
A
Actual	$1,000	$1,018.40	$5.14
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14
C
Actual	$1,000	$1,014.80	$8.94
Hypothetical (5% return before expenses)	$1,000	$1,016.33	$8.94
R
Actual	$1,000	$1,017.00	$6.41
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41
R6
Actual	$1,000	$1,019.90	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57
Advisor
Actual	$1,000	$1,019.90	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.01%; C: 1.76%; R: 1.26%; R6: 0.70%;
and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Annual Report

| 15

TEMPLETON GROWTH FUND, INC.

Financial Highlights
		Year Ended August 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.13	$18.04	$17.05	$15.28	$15.55
Income from investment operations[a]:
Net investment income[b]	0.55 [c]	0.30	0.35	0.31	0.24
Net realized and unrealized gains (losses)	3.68	4.15	1.01	1.74	(0.25)
Total from investment operations	4.23	4.45	1.36	2.05	(0.01)
Less distributions from net investment income	(0.31)	(0.36)	(0.37)	(0.28)	(0.26)
Net asset value, end of year	$26.05	$22.13	$18.04	$17.05	$15.28

Total return[d]	19.22%	25.00%	8.17%	13.38%	(0.21)%

Ratios to average net assets
Expenses	1.03%	1.07%[e]	1.11%[e]	1.08%[e]	1.10%[e,f]
Net investment income	2.18%[c]	1.47%	2.03%	1.71%	1.50%

Supplemental data
Net assets, end of year (000’s)	$14,138,298	$12,970,707	$11,582,174	$11,865,049	$11,954,334
Portfolio turnover rate	17.17%	12.46%	13.47%	21.60%[g]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON GROWTH FUND, INC.
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.53	$17.56	$16.58	$14.87	$15.14
Income from investment operations[a]:
Net investment income[b]	0.35 [c]	0.14	0.21	0.17	0.12
Net realized and unrealized gains (losses)	3.58	4.05	0.99	1.69	(0.25)
Total from investment operations	3.93	4.19	1.20	1.86	(0.13)
Less distributions from net investment income	(0.14)	(0.22)	(0.22)	(0.15)	(0.14)
Net asset value, end of year	$25.32	$21.53	$17.56	$16.58	$14.87

Total return[d]	18.30%	24.07%	7.39%	12.47%	(0.91)%

Ratios to average net assets
Expenses	1.78%	1.82%[e]	1.86%[e]	1.83%[e]	1.85%[e,f]
Net investment income	1.43%[c]	0.72%	1.28%	0.96%	0.75%

Supplemental data
Net assets, end of year (000’s)	$900,525	$800,312	$722,614	$810,279	$888,857
Portfolio turnover rate	17.17%	12.46%	13.47%	21.60%[g]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.91	$17.86	$16.88	$15.13	$15.40
Income from investment operations[a]:
Net investment income[b]	0.48 [c]	0.25	0.30	0.26	0.20
Net realized and unrealized gains (losses)	3.64	4.12	1.00	1.73	(0.25)
Total from investment operations	4.12	4.37	1.30	1.99	(0.05)
Less distributions from net investment income	(0.25)	(0.32)	(0.32)	(0.24)	(0.22)
Net asset value, end of year	$25.78	$21.91	$17.86	$16.88	$15.13

Total return	18.88%	24.72%	7.87%	13.08%	(0.44)%

Ratios to average net assets
Expenses	1.28%	1.32%[d]	1.36%[d]	1.33%[d]	1.35%[d,e]
Net investment income	1.93%[c]	1.22%	1.78%	1.46%	1.25%

Supplemental data
Net assets, end of year (000’s)	$155,334	$146,530	$136,909	$150,841	$163,865
Portfolio turnover rate	17.17%	12.46%	13.47%	21.60%[f]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.18%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.63 [d]	0.17
Net realized and unrealized gains (losses)	3.68	0.65
Total from investment operations	4.31	0.82
Less distributions from net investment income	(0.39)	—
Net asset value, end of year	$26.08	$22.16

Total return[e]	19.60%	3.84%

Ratios to average net assets[f]
Expenses	0.69%	0.71%[g]
Net investment income	2.52%[d]	1.83%

Supplemental data
Net assets, end of year (000’s)	$2,363,855	$2,042,413
Portfolio turnover rate	17.17%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.15	$18.06	$17.07	$15.30	$15.56
Income from investment operations[a]:
Net investment income[b]	0.59 [c]	0.31	0.38	0.35	0.28
Net realized and unrealized gains (losses)	3.71	4.19	1.02	1.75	(0.25)
Total from investment operations	4.30	4.50	1.40	2.10	0.03
Less distributions from net investment income	(0.32)	(0.41)	(0.41)	(0.33)	(0.29)
Net asset value, end of year	$26.13	$22.15	$18.06	$17.07	$15.30

Total return	19.55%	25.28%	8.47%	13.65%	0.07%

Ratios to average net assets
Expenses	0.78%	0.82%[d]	0.86%[d]	0.83%[d]	0.85%[d,e]
Net investment income	2.43%[c]	1.72%	2.28%	1.96%	1.75%

Supplemental data
Net assets, end of year (000’s)	$429,080	$425,222	$2,355,806	$2,589,977	$2,851,417
Portfolio turnover rate	17.17%	12.46%	13.47%	21.60%[f]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.68%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, August 31, 2014
	Industry	Shares	Value
Common Stocks 97.3%
Canada 1.5%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	26,368,000	$265,062,301
China 2.2%
China Mobile Ltd.	Wireless Telecommunication Services	4,859,500	60,351,465
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	45,284,500	130,885,968
China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	45,223,997
[a]Dongfang Electric Corp. Ltd., H	Electrical Equipment	16,395,140	27,374,419
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	80,062,000	131,817,359
			395,653,208
Denmark 0.6%
[a]FLSmidth & Co. AS	Construction & Engineering	2,095,190	111,870,107
France 10.1%
[b]Alstom SA	Electrical Equipment	2,493,182	88,230,095
AXA SA	Insurance	8,817,061	218,363,970
BNP Paribas SA	Banks	3,558,980	240,251,125
Cie Generale des Etablissements Michelin, B	Auto Components	2,311,009	255,506,256
Credit Agricole SA	Banks	14,535,330	215,512,389
Orange SA	Diversified Telecommunication Services	4,311,032	65,249,848
Sanofi	Pharmaceuticals	2,691,517	295,276,840
Total SA, B	Oil, Gas & Consumable Fuels	4,668,754	307,867,588
[b]Vivendi SA	Diversified Telecommunication Services	5,281,272	137,353,529
			1,823,611,640
Germany 5.4%
[b]Commerzbank AG	Banks	4,854,510	73,475,688
Deutsche Lufthansa AG	Airlines	15,394,331	266,475,463
Merck KGaA	Pharmaceuticals	1,987,384	172,934,772
[b]Metro AG	Food & Staples Retailing	3,040,145	106,767,491
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	706,419	141,632,424
SAP SE	Software	193,410	15,043,414
Siemens AG	Industrial Conglomerates	1,596,669	200,002,684
			976,331,936
India 0.6%
ICICI Bank Ltd., ADR	Banks	2,184,200	116,854,700
Ireland 1.4%
CRH PLC	Construction Materials	10,952,328	252,971,208
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	6,159,610	323,502,717
Italy 2.7%
Eni SpA	Oil, Gas & Consumable Fuels	6,671,477	166,365,773
[b]Saipem SpA	Energy Equipment & Services	3,732,900	88,574,740
UniCredit SpA	Banks	29,238,098	226,261,256
			481,201,769
Japan 2.6%
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	11,948,500	131,249,200
Nissan Motor Co. Ltd.	Automobiles	20,118,600	193,152,481
Toyota Motor Corp.	Automobiles	2,602,310	148,253,267
			472,654,948

franklintempleton.com		Annual Report | 21

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Netherlands 4.9%
Akzo Nobel NV	Chemicals	2,972,140	$210,047,051
Fugro NV, IDR	Energy Equipment & Services	2,787,285	101,091,563
[b]ING Groep NV, IDR	Banks	13,344,341	183,477,218
Koninklijke Philips NV	Industrial Conglomerates	3,402,481	103,667,408
[b,c]NN Group NV, 144A	Insurance	2,476,200	72,338,356
[b]QIAGEN NV	Life Sciences Tools & Services	3,422,165	82,865,177
Randstad Holding NV	Professional Services	1,341,726	65,127,632
TNT Express NV	Air Freight & Logistics	5,279,489	39,454,565
[c]TNT Express NV, 144A	Air Freight & Logistics	3,825,802	28,590,902
			886,659,872
Portugal 1.3%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	12,900,340	228,813,006
Russia 2.3%
LUKOIL Holdings, ADR (London Stock
Exchange)	Oil, Gas & Consumable Fuels	1,740,790	97,049,043
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	9,487,292	185,666,304
Mobile TeleSystems, ADR	Wireless Telecommunication Services	7,206,502	132,959,962
			415,675,309
Singapore 2.7%
DBS Group Holdings Ltd.	Banks	8,010,734	114,929,229
[b]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	11,802,010	130,294,190
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	74,861,000	233,144,622
			478,368,041
South Korea 4.7%
KB Financial Group Inc.	Banks	4,960,243	203,232,518
POSCO	Metals & Mining	575,778	189,635,985
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	364,460	443,490,425
			836,358,928
Spain 1.2%
Telefonica SA	Diversified Telecommunication Services	13,999,911	222,012,960
Sweden 1.5%
Ericsson, B	Communications Equipment	9,646,500	120,261,278
Getinge AB, B	Health Care Equipment & Supplies	6,060,820	158,401,243
			278,662,521
Switzerland 4.5%
Credit Suisse Group AG	Capital Markets	8,543,380	240,800,124
Roche Holding AG	Pharmaceuticals	1,174,578	342,446,668
Swiss Re AG	Insurance	2,652,800	217,407,101
			800,653,893
Thailand 0.3%
Bangkok Bank PCL, fgn.	Banks	8,099,000	51,957,284
Turkey 1.2%
[b]Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	14,355,442	211,886,324

22 | Annual Report

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom 11.2%
Aviva PLC	Insurance	30,637,172	$264,920,772
BAE Systems PLC	Aerospace & Defense	14,860,062	109,776,108
BP PLC	Oil, Gas & Consumable Fuels	22,801,450	182,273,547
British Sky Broadcasting Group PLC	Media	1,765,770	25,599,216
GlaxoSmithKline PLC	Pharmaceuticals	10,166,128	248,788,307
HSBC Holdings PLC	Banks	22,977,340	247,857,191
[b]International Consolidated Airlines Group SA	Airlines	25,665,651	153,861,386
Kingfisher PLC	Specialty Retail	36,340,979	183,177,036
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	5,497,253	232,246,105
Serco Group PLC	Commercial Services & Supplies	21,201,298	109,222,918
Tesco PLC	Food & Staples Retailing	30,597,529	116,774,867
Vodafone Group PLC	Wireless Telecommunication Services	38,800,571	133,141,440
			2,007,638,893
United States 32.6%
[b]Actavis PLC	Pharmaceuticals	681,039	154,582,232
American International Group Inc.	Insurance	5,094,260	285,584,216
Amgen Inc.	Biotechnology	2,343,210	326,596,610
Baker Hughes Inc.	Energy Equipment & Services	1,300,364	89,907,167
Best Buy Co. Inc.	Specialty Retail	3,151,560	100,503,248
Chevron Corp.	Oil, Gas & Consumable Fuels	1,528,510	197,865,620
Cisco Systems Inc.	Communications Equipment	9,535,010	238,279,900
Citigroup Inc.	Banks	6,890,580	355,898,457
Comcast Corp., Special A	Media	6,353,820	346,918,572
CVS Caremark Corp.	Food & Staples Retailing	2,275,920	180,821,844
FedEx Corp.	Air Freight & Logistics	337,250	49,872,530
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	8,504,900	323,186,200
JPMorgan Chase & Co.	Banks	3,542,510	210,602,219
Medtronic Inc.	Health Care Equipment & Supplies	4,272,880	272,823,388
Merck & Co. Inc.	Pharmaceuticals	5,009,330	301,110,826
Microsoft Corp.	Software	10,439,430	474,263,305
Morgan Stanley	Capital Markets	7,599,670	260,744,678
[b,d]Navistar International Corp.	Machinery	5,754,190	216,990,505
[b]News Corp., A	Media	2,728,302	48,086,323
Noble Corp. PLC	Energy Equipment & Services	6,111,990	173,947,235
[b]Paragon Offshore PLC	Energy Equipment & Services	2,037,330	18,987,916
Pfizer Inc.	Pharmaceuticals	10,415,680	306,116,835
[b]Sprint Corp.	Wireless Telecommunication Services	4,088,454	22,936,227
SunTrust Banks Inc.	Banks	4,098,280	156,062,502
Target Corp.	Multiline Retail	1,822,100	109,453,547
Twenty-First Century Fox Inc., A	Media	5,686,150	201,403,433
United Parcel Service Inc., B	Air Freight & Logistics	2,154,350	209,682,886
Verizon Communications Inc.	Diversified Telecommunication Services	1,870,841	92,849,839
The Walt Disney Co.	Media	1,557,546	139,992,234
			5,866,070,494
Total Common Stocks
(Cost $13,852,673,654)			17,504,472,059

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Annual Report

| 23

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Preferred Stocks (Cost $110,595,539) 0.8%
Brazil 0.8%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	7,053,860	$146,790,827
Total Investments before Short Term
Investments (Cost $13,963,269,193)			17,651,262,886

		Principal
		Amount*
Short Term Investments 2.4%
Time Deposits 1.8%
Canada 1.3%
Bank of Montreal, 0.05%, 9/02/14		128,000,000	128,000,000
Royal Bank of Canada, 0.05%, 9/02/14		110,000,000	110,000,000
			238,000,000
United States 0.5%
Scotia Capital Markets, 0.03%, 9/02/14		90,000,000	90,000,000
Total Time Deposits
(Cost $328,000,000)			328,000,000
Total Investments before Money
Market Funds
(Cost $14,291,269,193)			17,979,262,886

		Shares
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $111,753,017) 0.6%
Money Market Funds 0.6%
United States 0.6%
[f]BNY Mellon Overnight Government Fund,
0.053%		111,753,017	111,753,017
Total Investments
(Cost $14,403,022,210) 100.5%			18,091,015,903
Other Assets, less Liabilities (0.5)%			(103,923,802)
Net Assets 100.0%			$17,987,092,101

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at August 31, 2014. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At
August 31, 2014, the aggregate value of this security was $100,929,258, representing 0.56% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 1(c) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities
August 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$14,223,327,030
Cost - Non-controlled affiliated issuers (Note 8)	179,695,180
Total cost of investments	$14,403,022,210
Value - Unaffiliated issuers	$17,874,025,398
Value - Non-controlled affiliated issuers (Note 8)	216,990,505
Total value of investments (includes securities loaned in the amount of $106,341,007)	18,091,015,903
Cash	344,632
Foreign currency, at value (cost $13,709,017)	13,709,017
Receivables:
Investment securities sold	45,726,790
Capital shares sold	8,118,973
Dividends and interest	36,388,880
Other assets	5,954
Total assets	18,195,310,149
Liabilities:
Payables:
Investment securities purchased	25,666,016
Capital shares redeemed	53,667,828
Management fees	10,141,213
Distribution fees	3,791,232
Transfer agent fees	1,974,289
Payable upon return of securities loaned	111,753,017
Accrued expenses and other liabilities	1,224,453
Total liabilities	208,218,048
Net assets, at value	$17,987,092,101
Net assets consist of:
Paid-in capital	$15,587,047,393
Undistributed net investment income	354,540,069
Net unrealized appreciation (depreciation)	3,687,765,506
Accumulated net realized gain (loss)	(1,642,260,867)
Net assets, at value	$17,987,092,101

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The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2014

Class A:
Net assets, at value	$14,138,298,387
Shares outstanding	542,756,672
Net asset value per share[a]	$26.05
Maximum offering price per share (net asset value per share ÷ 94.25%)	$27.64
Class C:
Net assets, at value	$900,524,879
Shares outstanding	35,565,346
Net asset value and maximum offering price per share[a]	$25.32
Class R:
Net assets, at value	$155,333,895
Shares outstanding	6,024,843
Net asset value and maximum offering price per share	$25.78
Class R6:
Net assets, at value	$2,363,854,578
Shares outstanding	90,622,206
Net asset value and maximum offering price per share	$26.08
Advisor Class:
Net assets, at value	$429,080,362
Shares outstanding	16,424,059
Net asset value and maximum offering price per share	$26.13

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
26 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2014

Investment income:
Dividends (net of foreign taxes of $35,319,810)	$582,676,119
Interest	149,132
Income from securities loaned	534,008
Total investment income	583,359,259
Expenses:
Management fees (Note 3a)	109,827,248
Administrative fees (Note 3b)	11,770,195
Distribution fees: (Note 3c)
Class A	35,952,946
Class C	8,908,471
Class R	794,556
Transfer agent fees: (Note 3e)
Class A	12,480,281
Class C	772,492
Class R	137,924
Class R6	137
Advisor Class	363,659
Custodian fees (Note 4)	1,460,881
Reports to shareholders	1,612,532
Registration and filing fees	178,109
Professional fees	401,997
Directors’ fees and expenses	277,824
Other	346,370
Total expenses	185,285,622
Net investment income	398,073,637
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	548,945,450
Controlled affiliated issuers (Note 8)	4,339,701
Non-controlled affiliated issuers (Note 8)	89,196,987
Foreign currency transactions	(57,586)
Net realized gain (loss)	642,424,552
Net change in unrealized appreciation (depreciation) on:
Investments	2,062,313,423
Translation of other assets and liabilities denominated in foreign currencies	(223,043)
Net change in unrealized appreciation (depreciation)	2,062,090,380
Net realized and unrealized gain (loss)	2,704,514,932
Net increase (decrease) in net assets resulting from operations	$3,102,588,569

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The accompanying notes are an integral part of these financial statements. | Annual Report | 27

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$398,073,637	$235,578,766
Net realized gain (loss) from investments and foreign currency transactions	642,424,552	466,403,762
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	2,062,090,380	2,813,829,931
Net increase (decrease) in net assets resulting from operations	3,102,588,569	3,515,812,459
Distributions to shareholders from:
Net investment income:
Class A	(176,426,824)	(226,694,764)
Class C	(5,057,087)	(8,762,781)
Class R	(1,589,979)	(2,308,178)
Class R6	(34,522,085)	—
Advisor Class	(5,705,937)	(49,914,616)
Total distributions to shareholders	(223,301,912)	(287,680,339)
Capital share transactions: (Note 2)
Class A	(1,115,879,967)	(1,150,663,450)
Class B	—	(22,692,424)
Class C	(39,445,476)	(78,078,548)
Class R	(16,570,744)	(19,582,566)
Class R6	(38,783,301)	1,961,343,561
Advisor Class	(66,698,023)	(2,351,712,636)
Total capital share transactions	(1,277,377,511)	(1,661,386,063)
Net increase (decrease) in net assets	1,601,909,146	1,566,746,057
Net assets:
Beginning of year	16,385,182,955	14,818,436,898
End of year	$17,987,092,101	$16,385,182,955
Undistributed net investment income included in net assets:
End of year	$354,540,069	$169,691,105

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

30 | Annual Report

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At August 31, 2014, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	67,525,899	$1,696,230,668	43,911,335	$902,034,012
Shares issued in reinvestment of distributions	6,211,425	148,327,248	9,793,343	188,032,179
Shares redeemed	(117,060,962)	(2,960,437,883)	(109,716,643)	(2,240,729,641)
Net increase (decrease)	(43,323,638)	$(1,115,879,967)	(56,011,965)	$(1,150,663,450)
Class B Shares[a]:
Shares sold			6,211	$115,080
Shares redeemed			(1,179,980)	(22,807,504)
Net increase (decrease)			(1,173,769)	$(22,692,424)
Class C Shares:
Shares sold	3,127,097	$76,451,243	2,685,852	$54,169,140
Shares issued in reinvestment of distributions	198,068	4,622,900	422,035	7,925,813
Shares redeemed	(4,935,558)	(120,519,619)	(7,094,295)	(140,173,501)
Net increase (decrease)	(1,610,393)	$(39,445,476)	(3,986,408)	$(78,078,548)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Capital Stock (continued)
		Year Ended August 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	747,781	$18,587,661	958,605	$19,401,466
Shares issued in reinvestment of distributions	66,682	1,579,031	120,191	2,288,434
Shares redeemed	(1,478,256)	(36,737,436)	(2,056,200)	(41,272,466)
Net increase (decrease)	(663,793)	$(16,570,744)	(977,404)	(19,582,566)
Class R6 Shares[b]:
Shares sold[c]	4,196,703	$102,849,438	98,253,974	$2,097,148,930
Shares issued in reinvestment of distributions	1,446,860	34,522,085	—	—
Shares redeemed	(7,176,938)	(176,154,824)	(6,098,393)	(135,805,369)
Net increase (decrease)	(1,533,375)	$(38,783,301)	92,155,581	$1,961,343,561
Advisor Class Shares:
Shares sold	2,735,099	$69,147,696	2,298,757	$47,178,020
Shares issued in reinvestment of distributions	223,682	5,348,247	2,577,387	49,460,059
Shares redeemed[c]	(5,728,848)	(141,193,966)	(116,155,259)	(2,448,350,715)
Net increase (decrease)	(2,770,067)	$(66,698,023)	(111,279,115)	$(2,351,712,636)

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to August 31, 2013.
[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

32 | Annual Report franklintempleton.com

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2014, the Fund paid an investment fees to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.630%	Up to and including $1 billion
0.615%	Over $1 billion, up to and including $5 billion
0.600%	Over $5 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	Over $20 billion, up to and including $25 billion
0.530%	Over $25 billion, up to and including $30 billion
0.520%	Over $30 billion, up to and including $35 billion
0.510%	Over $35 billion, up to and including $40 billion
0.500%	Over $40 billion, up to and including $45 billion
0.490%	In excess of $45 billion

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Effective July 1, 2014, under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to July 1, 2014, the Fund paid FT Services for administrative services. The Fund paid administrative fees to FT Services based on daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$2,321,107
CDSC retained	$36,269

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

34 | Annual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

For the year ended August 31, 2014, the Fund paid transfer agent fees of $13,754,493, of which $9,381,569 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no Class R6 transfer agent fees waived during the year ended August 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2014, the Fund had capital loss carryforwards of $1,710,549,861 expiring in 2018. During the year ended August 31, 2014, the Fund utilized $548,367,966 of capital loss carryforwards. The tax character of distributions paid during the years ended August 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$223,301,912	$287,680,339

At August 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$14,334,733,216

Unrealized appreciation	$4,615,595,748
Unrealized depreciation	(859,313,061)
Net unrealized appreciation (depreciation)	$3,756,282,687
Distributable earnings - undistributed ordinary income	$354,540,067

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2014, aggregated $3,024,573,490 and $3,958,440,832, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliates[a]
Templeton China Opportunities
Fund, Ltd., Reg D	8,404,428	4,725	(8,409,153)	—	$—	$—	$4,339,701

Non-Controlled Affiliates
Brocade Communications
Systems Inc.	23,407,480	—	(23,407,480)	—	—	—	89,196,987
Navistar International Corp.	5,754,190	—	—	5,754,190	216,990,505	—	—

Total Non-Controlled Affiliates					216,990,505	—	89,196,987
Total Affiliated Securities (Value is 1.21% of Net Assets)					$216,990,505	$—	$93,536,688

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

36 | Annual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement

A summary of inputs used as of August 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$17,651,262,886	$—	$—	$17,651,262,886
Short Term Investments	—	439,753,017	—	439,753,017
Total Investments in Securities	$17,651,262,886	$439,753,017	$—	$18,091,015,903

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

ADR IDR	American Depositary Receipt International Depositary Receipt

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TEMPLETON GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 17, 2014

38 | Annual Report

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TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 84.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $534,896,487 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 12, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0347	$0.2759	$0.2244
Class C	$0.0347	$0.1557	$0.1265
Class R	$0.0347	$0.2314	$0.1882
Class R6	$0.0347	$0.3352	$0.2726
Advisor Class	$0.0347	$0.2521	$0.2050

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GROWTH FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Director	Since 1992	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 2000	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2000 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Director	Independent		Company (processed foods and
		Director since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Director	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Director	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Director	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman Of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945)	Director	Since 2005	138	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos Director		Since 2000	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Director	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Director	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Director and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo,CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital
Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010,
Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC
Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc.
As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the
Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

44 | Annual Report franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 15, 2014, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders.

While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to Management’s conservative approach and diligent risk management procedures,

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2014, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global multi-cap value funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of the Lipper performance universe, and on an annualized basis to also be in the highest or best performing quintile of such universe for each of the previous three- and five-year periods, and the middle performing quin-tile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund and its actual total expense ratio were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such

46 | Annual Report

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets, 0.615% on the next $4 billion of net assets, and declining every $5 billion of net assets thereafter to a rate of 0.49% on assets in excess of $45 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2013, the Fund’s net assets were approximately $18.3 billion, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

At the May 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as that charged under the previous separate agreements and that the aggregate fee, including breakpoints, would be the same as that charged under the previous separate agreements. The Board also noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

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Annual Report and Shareholder Letter
Templeton Growth Fund, Inc.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	101 A 10/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $73,473 for the fiscal year ended August 31, 2014 and $88,303 for the fiscal year ended August 31, 2013.

(b)   Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $33,033 for the fiscal year ended August 31, 2014 and $33,033 for the fiscal year ended August 31, 2013. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)   Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)   All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $5,550 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $157,686 for the fiscal year ended August 31, 2014 and $39,194 for the fiscal year ended August 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $200,099 for the fiscal year ended August 31, 2014 and $75,327 for the fiscal year ended August 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 24, 2014

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 24, 2014